FINANCIAL INSTRUMENTS	12 Months Ended
Mar. 31, 2021
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

12.FINANCIAL INSTRUMENTS

(a)Fair value of derivative financial instruments and other

The fair value of financial instruments is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., an exit price). Management has estimated the value of financial swaps, physical forwards and option contracts for electricity, natural gas, carbon and renewable energy certificates, and generation and transmission capacity contracts using a discounted cash flow method, which employs market forward curves that are either directly sourced from third parties or developed internally based on third-party market data. These curves can be volatile, thus leading to volatility in the mark to market with no immediate impact to cash flows. Gas options and green power options have been valued using the Black Scholes option pricing model using the applicable market forward curves and the implied volatility from other market traded options. Management periodically uses non-exchange-traded swap agreements based on cooling degree days (“CDDs”) and heating degree days (“HDDs”) measured in its utility service territories to reduce the impact of weather volatility on Just Energy’s electricity volumes, commonly referred to as “weather derivatives”. The fair value of these swaps on a given measurement station indicated in the derivative contract is determined by calculating the difference between the agreed strike and expected variable observed at the same station.

The following table illustrates unrealized gains (losses) related to Just Energy’s derivative financial instruments classified as fair value through profit or loss and recorded on the Consolidated Statements of Financial Position as fair value of derivative financial assets and fair value of derivative financial liabilities, with their offsetting values recorded in unrealized gain (loss) in fair value of derivative instruments and other on the Consolidated Statements of Loss.

	As at	As at	As at
	March 31, 2021	March 31, 2020	March 31, 2019
Physical forward contracts and options (i)	$8,795	$(130,182)	$(116,350)
Financial swap contracts and options (ii)	68,944	(62,612)	39,832
Foreign exchange forward contracts	(7,826)	9,055	72
Share swap	—	(9,581)	(3,507)
6.5% convertible bond conversion feature	—	—	247
Unrealized foreign exchange on 10.25% loan	17,077	—	—
Unrealized foreign exchange on the 6.5% convertible bond and 8.75% loan transferred to realized foreign exchange resulting from the September Recapitalization	—	(18,132)	(8,061)
Weather derivatives (iii)	2,242	(229)	7,796
Other derivative options	2,504	(1,736)	(7,488)
Unrealized gain (loss) of derivative instruments and other	$91,736	$(213,417)	$(87,459)

The following table summarizes certain aspects of the fair value of derivative financial assets and liabilities recorded in the Consolidated statement of financial position as at March 31, 2021:

	Financial	Financial	Financial	Financial
	assets	assets	liabilities	liabilities
	(current)	(non-current)	(current)	(non-current)
Physical forward contracts and options (i)	$12,513	$6,713	$9,109	$56,122
Financial swap contracts and options (ii)	6,942	2,634	3,548	5,047
Foreign exchange forward contracts	—	—	272	—
Weather derivatives (iii)	1,911	—	—	—
Other derivative options	6,096	1,253	—	—
As at March 31, 2021	$27,462	$10,600	$12,929	$61,169

The following table summarizes certain aspects of the fair value of derivative financial assets and liabilities recorded in the Consolidated statement of financial position as at March 31, 2020:

	Financial	Financial	Financial	Financial
	assets	assets	liabilities	liabilities
	(current)	(non-current)	(current)	(non-current)
Physical forward contracts and options (i)	$24,549	$17,673	$57,461	$51,836
Financial swap contracts and options (ii)	6,915	1,492	53,917	24,432
Foreign exchange forward contracts	4,519	3,036	—	—
Weather derivatives (iii)	—	—	280	—
Other derivative options	370	6,591	1,780	—
As at March 31, 2020	$36,353	$28,792	$113,438	$76,268

Individual derivative asset and liability transactions are offset, and the net amount reported in the Consolidated Statements of Financial Position if, and only if, there is currently an enforceable legal right to offset the recognized amounts and there is an intention to settle on a net basis, or to realize the assets and settle the liabilities simultaneously. Individual derivative transactions are typically offset at the legal entity and counterparty level.

Below is a summary of the financial instruments classified through profit or loss as at March 31, 2021, to which Just Energy has committed:

(i)	Physical forward contracts and options consist of:
•	Electricity contracts with a total remaining volume of 26,364,660 MWh, a weighted average price of $45.50/MWh and expiry dates up to December 31, 2029.
•	Natural gas contracts with a total remaining volume of 85,702,596 GJs, a weighted average price of $2.89/GJ and expiry dates up to October 31, 2025.
•	Renewable energy certificates (“RECs”) with a total remaining volume of 2,469,441 MWh, a weighted average price of $38.02/REC and expiry dates up to December 31, 2029.
•	Electricity generation capacity contracts with a total remaining volume of 2,855 MWCap, a weighted average price of $4,737.46/MWCap and expiry dates up to May 31, 2025.
•	Ancillary contracts with a total remaining volume of 681,070 MWh, a weighted average price of $16.13/MWh and expiry dates up to December 31, 2022.

(ii)	Financial swap contracts and options consist of:
•	Electricity contracts with a total remaining volume of 15,526,415 MWh, a weighted average price of $42.91/MWh and expiry dates up to December 31, 2024.
•	Natural gas contracts with a total remaining volume of 96,373,985 GJs, a weighted average price of $3.11/GJ and expiry dates up to December 31, 2026.

(iii)	Weather derivatives consist of:
•	HDD natural gas swaps with price strikes to be set on futures index and temperature strikes from 1,813F to 4,985F HDD and an expiry date of March 31, 2022.
•	HDD natural gas swaps with price strikes to be set on futures index and temperature strikes from 3,439C to 4,985F HDD and an expiry date of March 31, 2023.

These derivative financial instruments create a credit risk for Just Energy since they have been transacted with a limited number of counterparties. Should any counterparty be unable to fulfill its obligations under the contracts, Just Energy may not be able to realize the financial assets’ balance recognized in the Consolidated Financial Statements.

Share swap agreement

Just Energy had entered into a share swap agreement to manage the volatility associated with the Company’s restricted share grants and deferred share grants plans. The value on inception of the 2,500,000 shares under this share swap agreement was approximately $33.8 million. On August 22, 2018, Just Energy reduced the notional value of the share swap to $23.8 million through a payment of $10.0 million and renewed the share swap agreement. On March 31, 2020, the share swap agreement expired and settled. Net monthly settlements received (paid) under the share swap agreement were recorded in other income (expense) in the Consolidated Statements of Loss.

Fair value (“FV”) hierarchy of derivatives

Level 1

The fair value measurements are classified as Level 1 in the FV hierarchy if the fair value is determined using quoted unadjusted market prices. Currently there are no derivatives carried in this level.

Level 2

Fair value measurements that require observable inputs other than quoted prices in Level 1, either directly or indirectly, are classified as Level 2 in the FV hierarchy. This could include the use of statistical techniques to derive the FV curve from observable market prices. However, in order to be classified under Level 2, significant inputs must be directly or indirectly observable in the market. Just Energy values its New York Mercantile Exchange (“NYMEX”) financial gas fixed-for-floating swaps under Level 2.

Level 3

Fair value measurements that require unobservable market data or use statistical techniques to derive forward curves from observable market data and unobservable inputs are classified as Level 3 in the FV hierarchy. For the power supply contracts, Just Energy uses quoted market prices as per available market forward data and applies a price-shaping profile to calculate the monthly prices from annual strips and hourly prices from block strips for the purposes of mark to market calculations. The profile is based on historical settlements with counterparties or with the system operator and is considered an unobservable input for the purposes of establishing the level in the FV hierarchy. For the natural gas supply contracts, Just Energy uses three different market observable curves: (i) Commodity (predominately NYMEX), (ii) Basis and (iii) Foreign exchange. NYMEX curves extend for over five years (thereby covering the length of Just Energy’s contracts); however, most basis curves extend only 12 to 15 months into the future. In order to calculate basis curves for the remaining years, Just Energy uses extrapolation, which leads natural gas supply contracts to be classified under Level 3.

Weather derivatives are non-exchange-traded financial instruments used as part of a risk management strategy to mitigate the impact adverse weather conditions have on gross margin. The fair values of the derivatives are determined using an internally developed model that relies upon both observable inputs and significant unobservable inputs. Accordingly, the fair values of these derivatives are classified as Level 3. Market and contractual inputs to these models vary by contract type and would typically include notional amounts, reference weather stations, strike prices, temperature strike values, terms to expiration, historical weather data and historical commodity prices. The historical weather data and commodity prices were utilized to value the expected payouts with respect to weather derivatives and, as a result, are the most significant assumptions contributing to the determination of fair value estimates, and changes in these inputs can result in a significantly higher or lower fair value measurement.

For the share swap agreement, Just Energy used a forward interest rate curve along with a volume weighted average share price to model out its value. As the inputs had no observable market, it was classified as Level 3.

Just Energy’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer.

Fair value measurement input sensitivity

The main cause of changes in the fair value of derivative instruments is changes in the forward curve prices used for the fair value calculations. Just Energy provides a sensitivity analysis of these forward curves under the “Market risk” section of this note. Other inputs, including volatility and correlations, are driven off historical settlements.

The following table illustrates the classification of derivative financial assets (liabilities) in the FV hierarchy as at March 31, 2021:

	Level 1	Level 2	Level 3	Total
Derivative financial assets	$—	$682	$37,380	$38,062
Derivative financial liabilities	—	—	(74,098)	(74,098)
Total net derivative financial assets (liabilities)	$—	$682	$(36,718)	$(36,036)

The following table illustrates the classification of derivative financial assets (liabilities) in the FV hierarchy as at March 31, 2020:

	Level 1	Level 2	Level 3	Total
Derivative financial assets	$—	$—	$65,145	$65,145
Derivative financial liabilities	—	(38,676)	(151,030)	(189,706)
Total net derivative financial (liabilities)	$—	$(38,676)	$(85,885)	$(124,561)

Commodity price sensitivity – Level 3 derivative financial instruments

If the energy prices associated with only Level 3 derivative financial instruments including natural gas, electricity, and RECs had risen (fallen) by 10%, assuming that all of the other variables had remained constant, profit (loss) before income taxes for the year ended March 31, 2021 would have increased (decreased) by $139.2 million ($136.6 million), primarily as a result of the change in fair value of Just Energy’s derivative financial instruments.

Key assumptions used when determining the significant unobservable inputs for all commodity supply contracts included in Level 3 of the FV hierarchy consist of up to 5% price extrapolation to calculate monthly prices that extend beyond the market observable 12- to 15-month forward curve.

The following table illustrates the changes in net fair value of financial assets (liabilities) classified as Level 3 in the FV hierarchy for the following periods:

	Year ended	Year ended
	March 31, 2021	March 31, 2020
Balance, beginning of year	$(85,885)	$17,310
Total gains	584	(3,822)
Purchases	(4,059)	(43,663)
Sales	(1,670)	14,549
Settlements	54,312	(70,259)
Balance, end of year	$(36,718)	$(85,885)

(b)Classification of non-derivative financial assets and liabilities

As at March 31, 2021 and March 31, 2020, the carrying value of cash and cash equivalents, restricted cash, trade and other receivables, and trade and other payables approximates their fair value due to their short-term nature.

The 10.25% term loan is classified as level 1 in the FV hierarchy. Prior to the exchange under the September Recapitalization, the 8.75% loan, 6.75% $100M convertible debentures, 6.75% $160M convertible debentures and 6.5% convertible bonds were fair valued based on market value. The 6.75% $100M convertible debentures, 6.75% $160M convertible debentures and 6.5% convertible bonds were classified as Level 1 in the FV hierarchy.

The risks associated with Just Energy’s financial instruments are as follows:

(i)	Market risk

Market risk is the potential loss that may be incurred as a result of changes in the market or fair value of a particular instrument or commodity. Components of market risk to which Just Energy is exposed are discussed below.

Foreign currency risk

Foreign currency risk is created by fluctuations in the fair value or cash flows of financial instruments due to changes in foreign exchange rates and exposure as a result of investments in U.S. operations.

The performance of the Canadian dollar relative to the USD could positively or negatively affect Just Energy’s income, as a significant portion of Just Energy’s income is generated in U.S. dollars and is subject to currency fluctuations upon translation to Canadian dollars. Due to its growing operations in the U.S., Just Energy expects to have a greater exposure to foreign currency fluctuations in the future than in prior years. Just Energy has a policy to economically hedge between 50% and 100% of forecasted cross border cash flows that are expected to occur within the next 12 months and between 0% and 50% of certain forecasted cross border cash flows that are expected to occur within the following 13 to 24 months. The level of economic hedging is dependent on the source of the cash flows and the time remaining until the cash repatriation occurs.

Just Energy may, from time to time, experience losses resulting from fluctuations in the values of its foreign currency transactions, which could adversely affect its operating results. Translation risk is not hedged.

With respect to translation exposure, if the Canadian dollar had been 5% stronger or weaker against the U.S. dollar for the three months ended March 31, 2021, assuming that all the other variables had remained constant, the net loss for the year ended March 31, 2021 would have been $6.5 million lower/higher and other comprehensive loss would have been $26.3 million lower/higher.

Interest rate risk

Just Energy is only exposed to interest rate fluctuations associated with its floating rate credit facility. Just Energy’s current exposure to interest rates does not economically warrant the use of derivative instruments. Just Energy’s exposure to interest rate risk is relatively immaterial and temporary in nature. Just Energy does not currently believe that its long-term debt exposes the Company to material interest rate risks but has set out parameters to actively manage this risk within its Risk Management Policy.

A  1% increase (decrease) in interest rates would have resulted in an increase (decrease) of approximately $3.6 million in profit (loss) before income taxes for the year ended March 31, 2021 (2020 - $2.4 million).

Commodity price risk

Just Energy is exposed to market risks associated with commodity prices and market volatility where estimated customer requirements do not match actual customer requirements. Management actively monitors these positions on a daily basis in accordance with its Risk Management Policy. This policy sets out a variety of limits, most importantly thresholds for open positions in the gas and electricity portfolios, which also feed a value at risk limit. Should any of the limits be exceeded, they are closed expeditiously or express approval to continue to hold is obtained. Just Energy’s exposure to market risk is affected by a number of factors, including accuracy of estimation of customer commodity requirements, commodity prices, volatility and liquidity of markets. Just Energy enters into derivative instruments in order to manage exposures to changes in commodity prices. The derivative instruments that are used are designed to fix the price of supply for estimated customer commodity demand and thereby fix margins. Derivative instruments are generally transacted over the counter. The inability or failure of Just Energy to manage and monitor the above market risks could have a material adverse effect on the operations and cash flows of Just Energy. Just Energy mitigates the exposure to variances in customer requirements that are driven by changes in expected weather conditions through active management of the underlying portfolio, which involves, but is not limited to, the purchase of options including weather derivatives. Just Energy’s ability to mitigate weather effects is limited by the degree to which weather conditions deviate from normal.

Commodity price sensitivity – all derivative financial instruments

If all the energy prices associated with derivative financial instruments including natural gas, electricity and RECs had risen (fallen) by 10%, assuming that all of the other variables had remained constant, profit (loss) before income taxes for the three months ended March 31, 2021 would have increased (decreased) by $138.8 million ($136.2 million), primarily as a result of the change in fair value of Just Energy’s derivative financial instruments.

For information on credit risk, refer to Note 7.

(ii)	Physical supplier risk

Just Energy purchases the majority of the gas and electricity delivered to its customers through long-term contracts entered into with various suppliers. Just Energy has an exposure to supplier risk as the ability to continue to deliver gas and electricity to its customers is reliant upon the ongoing operations of these suppliers and their ability to fulfill their contractual obligations. As at March 31, 2021, Just Energy has applied an adjustment factor to determine the fair value of its financial instruments in the amount of $1.1 million (2020 - $23.8 million) to accommodate for its counterparties’ risk of default.

(iii)	Counterparty credit risk

Counterparty credit risk represents the loss that Just Energy would incur if a counterparty fails to perform under its contractual obligations. This risk would manifest itself in Just Energy replacing contracted supply at prevailing market rates, thus impacting the related customer margin. Counter party limits are established within the Risk Management Policy. Any exceptions to these limits require approval from the Risk Committee of the Board of Directors of Just Energy. The Risk Department and Risk Committee monitor current and potential credit exposure to individual counterparties and also monitor overall aggregate counterparty exposure. However, the failure of a counterparty to meet its contractual obligations could have a material adverse effect on the operations and cash flows of Just Energy.

As at March 31, 2021, the estimated counterparty credit risk exposure amounted to $38.1 million (2020 - $65.1 million), representing the risk relating to Just Energy’s exposure to derivatives that are in an asset position.